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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
American Residential Investment Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.
10421 Wateridge Circle, Suite 250
San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 19, 2002

Dear Stockholder:

        You are invited to attend the Annual Meeting of the Stockholders of American Residential Investment Trust, Inc., a Maryland corporation ("American Residential"), which will be held on July 19, 2002, at 10:00 a.m. local time at the San Diego Marriott Hotel, La Jolla, for the following purposes:

  1.
  To elect two Class II directors, each to hold office for a three-year term and until their respective successors are elected and qualified. Management has nominated the following persons for election at the meeting: Keith Johnson and Richard T. Pratt.

  2.
  To approve the amendment and restatement of American Residential's Articles of Amendment and Restatement in preparation for the termination of American Residential's status as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), including the deletion of Article X thereof. Article X contains certain restrictions on the acquisition and transfer of shares of American Residential common stock designed to preserve American Residential's status as a REIT. Article X also prohibits the holding of American Residential capital stock by entities that could result in the imposition of a penalty tax on American Residential or endanger the tax status of real estate mortgage investment conduits or taxable mortgage pools in which American Residential has an interest.

  3.
  To approve the amendment of American Residential's Amended and Restated Bylaws in preparation for the termination of American Residential's status as a REIT, to delete Article II, Section 12 thereof. Article II, Section 12 provides that the Board of Directors of American Residential has a duty to ensure that American Residential's treatment of its assets and investment policies comply with the restrictions applicable to real estate investment trusts.

  4.
  To ratify an increase in the maximum aggregate number of shares that may be issued under American Residential's 1997 Stock Option Plan from 774,800 to 1,474,800.

  5.
  To ratify an increase in the maximum aggregate number of shares that may be issued under American Residential's 1997 Outside Directors Stock Option Plan from 120,000 to 210,000.

  6.
  To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on May 30, 2002 are entitled to notice of, and to vote at, this meeting and any adjournments or postponements thereof.

By order of the Board of Directors,

JOHN M. ROBBINS Chief Executive Officer Chairman of the Board

San Diego, California
June 12, 2002

        IMPORTANT: PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 19, 2002

SOLICITATION AND VOTING	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	2
PROPOSAL NO. 2 APPROVAL OF AMENDMENT AND RESTATEMENT OF ARTICLES OF AMENDMENT AND RESTATEMENT	5
PROPOSAL NO. 3 APPROVAL OF AMENDMENT OF AMENDED AND RESTATED BYLAWS	8
PROPOSAL NO. 4 APPROVAL OF AMENDMENT TO 1997 STOCK OPTION PLAN	9
PROPOSAL NO. 5 APPROVAL OF AMENDMENT TO 1997 OUTSIDE DIRECTORS STOCK OPTION PLAN	14
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
EXECUTIVE COMPENSATION AND OTHER MATTERS	19
STOCK OPTIONS	21
EQUITY COMPENSATION PLAN INFORMATION	25
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION	26
REPORT OF THE AUDIT COMMITTEE	28
PRINCIPAL ACCOUNTING FIRM FEES	29
COMPARISON OF STOCKHOLDER RETURN	30
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING	31
TRANSACTION OF OTHER BUSINESS	32

i

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

        The accompanying proxy is solicited by the Board of Directors (the "Board") of American Residential Investment Trust, Inc., a Maryland corporation ("American Residential" or the "Company"), for use at its annual meeting of stockholders to be held on July 19, 2002, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is June 12, 2002, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

SOLICITATION AND VOTING

        Voting Securities.    Only stockholders of record as of the close of business on May 30, 2002 will be entitled to vote at the meeting and any adjournment or postponement thereof. As of that date, there were 7,880,090 shares of common stock, $0.01 par value, of American Residential issued and outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of common stock held by him or her. American Residential's bylaws provide that a majority of all of the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and "broker non-votes" will each be counted as present for purposes of determining a quorum.

        Solicitation of Proxies.    The expenses incurred in connection with soliciting proxies will be borne by American Residential. American Residential will solicit stockholders by mail through its regular employees, and will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold stock of American Residential and will reimburse them for their reasonable, out-of-pocket costs. American Residential may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, American Residential has engaged the services of MacKenzie Partners, Inc., a proxy solicitation firm, to solicit proxies. American Residential will pay a fee for such services, which it reasonably expects to be no more than $10,000.

        Voting of Proxies.    All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the election of the nominees for director and the proposals contained in this Proxy Statement. A stockholder giving a proxy has the power to revoke his or her proxy at any time prior to the time it is exercised by delivery to the Secretary of American Residential of either a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        American Residential has a classified Board currently consisting of three Class I directors (H. James Brown, Ray W. McKewon and John C. Rocchio), two Class II directors (Keith Johnson and Richard T. Pratt) and three Class III directors (John M. Robbins, Jay M. Fuller and Mark J. Riedy), who will serve until the Annual Meetings of Stockholders to be held in 2004, 2002 and 2003, respectively, and until their respective successors are duly elected and qualified. Currently, there are no vacancies on the Board. Directors in a class are elected for a term of three years to succeed the directors in such class whose terms expire at such annual meeting. Information regarding each director is set forth below.

        The terms of the Class II directors will expire on the date of the upcoming annual meeting. Accordingly, two persons are to be elected to serve as Class II directors at the meeting. Management's nominees for election by the stockholders to fill these two positions are the current Class II directors, Keith Johnson and Richard T. Pratt. If elected, the nominees will serve as directors until American Residential's Annual Meeting of Stockholders in 2005, and until their successors are duly elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although American Residential knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as American Residential may designate.

        If a quorum is present and voting, the two nominees for Class II director receiving the highest number of votes will be elected. Abstentions and "broker non-votes" will have no effect on the vote.

        The Board of Directors unanimously recommends a vote "FOR" the nominees named above.

        The following table sets forth certain information, as of March 31, 2002, with respect to age and background of American Residential's directors, including the Class II nominees to be elected at this meeting.

Name	Position With American Residential	Age	Director Since
Class II directors nominated for election at the 2002 Annual Meeting of Stockholders:
Keith Johnson	Director	59	2001
Richard T. Pratt	Director	65	1997
Class III directors whose terms expire at the 2003 Annual Meeting of Stockholders:
John M. Robbins	Chairman of the Board, Chief Executive Officer and Director	54	1997
Jay M. Fuller	President, Chief Operating Officer and Director	51	1997
Mark J. Riedy	Director	59	1997
Class I directors whose terms expire at the 2004 Annual Meeting of Stockholders:
H. James Brown	Director	61	1997
Ray W. McKewon	Director	53	1997
John C. Rocchio	Director	39	2001

        Keith Johnson is Vice Chairman of Fieldstone Communities, Inc., and has held that position since April, 1999. He co-founded the Fieldstone Group of Companies in 1981 and served as Chief Executive Officer of Fieldstone Communities, Inc. from November 1993 through December 1999. Mr. Johnson currently serves as a director of Fieldstone Communities, Inc., and Hardage Suite Hotels, LLC.

Mr. Johnson serves on advisory boards to the University of San Diego and San Diego State University, and several charitable organizations. Mr. Johnson is President of the Johnson Family Foundation and Vice Chairman of the Fieldstone Foundation, and serves on the boards of The Nature Conservancy of California and the San Diego Symphony.

        Richard T. Pratt, DBA currently serves as Chairman of Richard T. Pratt Associates, a position he has held since 1992, at which he performs consulting activities. Dr. Pratt also held the position of Professor of Finance at the David Eccles School of Business at the University of Utah from 1966 to 1998, when he retired. From 1983 to 1991, Dr. Pratt served as Chairman of Merrill Lynch Mortgage, Inc., a subsidiary of Merrill Lynch & Company. From 1991 to 1994, Dr. Pratt served as Managing Director of the Financial Institutions Group of Merrill Lynch. Dr. Pratt was Chairman of the Federal Home Loan Mortgage Corporation from 1981 to 1983, and served as Chairman of the Federal Savings and Loan Insurance Corporation from 1981 to 1983. Dr. Pratt also serves as a director of Celtic Bank, Salt Lake City.

        John M. Robbins has served as Chairman of the Board of Directors, Chief Executive Officer and Director of American Residential since its formation in February 1997. Prior to joining American Residential, Mr. Robbins was Chairman of the Board of Directors of American Residential Mortgage Corporation ("AMRES Mortgage") from 1990 until 1994 and President of AMRES Mortgage from the time he co-founded it in 1983 until 1994. He also served as Executive Vice President of Imperial Savings Association from 1983 to 1987. Mr. Robbins has worked in the mortgage banking industry since 1973. Mr. Robbins has served two terms on the Board of Governors and the Executive Committee of the Mortgage Bankers Association of America, and has served on FNMA's National Advisory Board. Mr. Robbins also serves as a director of Garden Fresh Restaurant Corporation and the University of San Diego.

        Jay M. Fuller has served as President, Chief Operating Officer and Director of American Residential since its formation in February 1997. Prior to joining American Residential, Mr. Fuller served as President of Victoria Mortgage from 1995 to 1996. Mr. Fuller was an Executive Vice President and Chief Administration Officer of AMRES Mortgage from 1985 to 1994 and Senior Vice President from 1983 to 1985. In these capacities, at various times, Mr. Fuller was responsible for, among other things, mortgage loan administration and servicing for AMRES Mortgage. Mr. Fuller has worked in the mortgage banking industry continuously since 1975. Mr. Fuller currently serves on the Board of Santa Fe Christian Schools.

        Mark J. Riedy, Ph.D. is currently employed as the Ernest W. Hahn Professor of Real Estate Finance at the University of San Diego. In such capacity, he teaches courses in real estate finance. Prior to his employment at the University, Dr. Riedy served as President and Chief Executive Officer of the National Council of Community Bankers in Washington, D.C. from 1988 to 1992. From 1987 to 1988, Dr. Riedy served as President and Chief Operating Officer of the J. E. Robert Companies. Dr. Riedy was President, Chief Operating Officer and Director of the Federal National Mortgage Association from 1985 to 1986. Dr. Riedy currently serves as a director of Pan Pacific Retail Properties, Inc. and two other private companies.

        H. James Brown, Ph.D. has served as the President and Chief Executive Officer of the Lincoln Institute of Land Policy since 1996, an educational institution formed to study and teach land policy, including land economics and land taxation. Prior to 1996, Dr. Brown was a professor at the Kennedy School of Government at Harvard University from 1970 to 1996. During his tenure at Harvard University, Dr. Brown served as a director of the Joint Center Housing Studies, Chairman of the City and Regional Planning Program and as Director of the State, Local and Intergovernmental Center at Harvard University and MIT/Harvard University Joint Center for Urban Studies. In addition, Dr. Brown has served as a Managing Partner of Strategic Property Investments, Inc., a company specializing in real estate asset management from 1988 to 1991. Dr. Brown also serves as a director of Building Materials Holding Company, a distributor and retailer of building materials.

        Ray W. McKewon is a co-founder and Executive Vice President of Accredited Home Lenders, a mortgage banking firm founded in 1990 which specializes in sub-prime credit. From 1980 to 1990, Mr. McKewon was a managing partner of the Enterprise Management Company, a venture capital firm that he co-founded and which provided capital to companies including Dura Pharmaceuticals, Cytotech (sold to Quidel), Impulse Enterprise, McKewon & Timmins (sold to First Affiliated), Garden Fresh Restaurants, Intelligent Images (merged into and renamed Darox) and Sunward Technology (merged into Read-Rite).

        John C. Rocchio currently performs investment management services for Trust Company of the West and has done so since November 1995. Mr. Rocchio is also a director of Color Spot Nurseries, Inc. Mr. Rocchio was appointed to the Board of Directors of American Residential pursuant to that certain Termination and Release Agreement which provided Home Asset Management Corp. (the "Manager") with the right to designate a nominee to the Board and also to the Compensation Committee. The Manager designated John C. Rocchio and the Board elected him to fill the vacancy on the Board and added him to the Compensation Committee. See "Certain Relationships and Related Transactions."

Board Meetings and Committees

        Mr. De Leeuw resigned from the Board during 2001 and Mr. Johnson was appointed to fill the vacancy created by his resignation. In addition, Mr. Rocchio was appointed to the Board during 2001. For additional information concerning Mr. Rocchio's election to the Board, see "Certain Relationships and Related Transactions." During the fiscal year ended December 31, 2001, the Board held fifteen meetings. Each director serving on the Board in fiscal year 2001 attended at least 75% of the total number of meetings of the Board and all of the committees of the Board on which he served during that period. There are no family relationships between any director, executive officer, or person nominated to become a director or executive officer.

        American Residential does not have a standing nominating committee or a committee performing the functions of a nominating committee, but it does have an Audit Committee and a Compensation Committee.

        The Audit Committee's function is to review with American Residential's independent auditors and management, the annual financial statements and the independent auditors' opinion, review the scope and results of the examination of American Residential's financial statements by the independent auditors, approve all professional services performed by the independent auditors and related fees, recommend the retention of the independent auditors to the Board and periodically review American Residential's accounting policies and internal accounting and financial controls. The members of the Audit Committee in fiscal year 2001 were H. James Brown, David E. De Leeuw and Ray W. McKewon. Mr. De Leeuw resigned from the Board and the Audit Committee during fiscal year 2001. Mr. Pratt was appointed to the Audit Committee to fill the vacancy created by Mr. De Leeuw's resignation. During fiscal year 2001, the Audit Committee held four meetings. For additional information concerning the Audit Committee, see "REPORT OF THE AUDIT COMMITTEE."

        The Compensation Committee's function is to review salary and bonus levels and approve stock option grants for American Residential's executive officers. The members of the Compensation Committee in fiscal year 2001 were David E. De Leeuw and Mark J. Riedy. Mr. De Leeuw resigned from the Board and the Compensation Committee during fiscal year 2001. Mr. Johnson was appointed to the Compensation Committee to fill the vacancy created by Mr. De Leeuw's resignation. In addition, Mr. Rocchio was appointed to the Compensation Committee in 2001. During fiscal year 2001, the Compensation Committee held no meetings, however the full Board discussed compensation issues at various meetings throughout 2001. For additional information concerning the Compensation Committee, see "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION."

PROPOSAL NO. 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF ARTICLES OF
AMENDMENT AND RESTATEMENT

Background

        American Residential's Board has approved American Residential's termination of its status as a REIT under the Code. If proposals No. 2 and No. 3 are approved by the American Residential stockholders, the Board will terminate the Company's REIT status and American Residential will not be a REIT effective no later than January, 2003.

        In connection with the termination of American Residential's status as a REIT under the Code, the Board unanimously approved certain amendments to the Articles of Amendment and Restatement of the Company, in particular, the deletion of Article X in its entirety. If approved by the American Residential stockholders, these amendments will not take effect unless and until American Residential terminates its status as a REIT.

        The Board, along with management, has spent considerable time and effort over the last two years exploring and examining numerous strategic alternatives available to the Company.

        The Board also engaged a third party independent investment banking firm to provide financial advisory and investment banking services in connection with a review of financial and strategic alternatives to maximize stockholder value and which may involve a transaction or a series of transactions. This review included an examination of:

  •
  the continuation of the Company's existing business plan, which is to continue operating as a REIT;

  •
  the implementation of a new business plan, which is to become a mortgage origination company;

  •
  the potential for a merger transaction;

  •
  the potential liquidation of the Company; and

  •
  a corporate restructuring or other extraordinary corporate transaction.

        Upon the completion of their review, the independent investment banking firm submitted its analysis and evaluation of the strategic and financial alternatives to the Board of Directors at a meeting held in September, 2001.

        The Board also considered a number of market factors. The mortgage REIT business has changed remarkably since 1997, when the Company was first established. Investing in mortgages on a long-term basis has become problematic because the prepayment characteristics of individual borrowers seem to have changed for the foreseeable future, if not permanently. In the early 1990s, loans had a considerably longer "shelf life." Today, consumers are smarter. They have access to information and technology as well as to new loan products and programs, thereby increasing the frequency of prepayments.

        In the past, the Company's policy had been to pay 95% of taxable income in the form of dividends. In light of the decision to re-enter the mortgage banking marketplace and the need to reinvest capital, continued dividend payment does not fit with the Company's new growth strategy. Recent tax laws have also reduced the value of REITs. Also, dividends are taxed at a significantly higher rate than returns from long-term capital gains.

        Terminating REIT status would give the Company the option to increase its capital base over time with retained earnings and support the expansion of American Mortgage Network, the Company's subsidiary focused on mortgage loan origination. The Board believes that rebuilding revenue and profits are the best way to maximize stockholder value.

Purpose and Effect of the Amendment and Restatement

        Article X of American Residential's Articles of Amendment and Restatement contains certain restrictions on the acquisition and transfer of American Residential common stock which were designed to maintain American Residential's status as a REIT. Specifically, Article X:

        (1)  prohibits any American Residential stockholder from owing more than 9.9% of the shares of American Residential's outstanding capital stock, unless the Board exempts such stockholder from the ownership limitation;

        (2)  requires any potential transferee of shares of American Residential capital stock that would become the owner of more than 9.9% of the shares of American Residential's outstanding capital stock as a result of the transfer to file a notice of such acquisition with the Board;

        (3)  gives the Board the discretion to take certain actions as the Board deems advisable to preserve American Residential's REIT status including, without limitation, refusing to effect certain transfers of the capital stock of American Residential on the books of the Company and redeeming shares of the capital stock of American Residential; and

        (4)  nullifies certain transfers of American Residential capital stock that would or could cause adverse tax consequences.

        The termination of American Residential's status as a REIT is part of American Residential's strategy to become a growth-oriented company by migrating its earnings base from mortgage asset portfolio investments to mortgage banking. This strategic direction was implemented in the fall of 2001, after the Board reviewed numerous strategic objectives including liquidation, sale or merger.

        Upon terminating its REIT status, American Residential will be taxed as a C corporation for both federal and state purposes, which requires the payment of corporate income taxes on all earnings. However, the strategy to phase out of mortgage asset portfolio investment activities and focus on mortgage banking will cause the majority of taxable earnings to be generated by American Mortgage Network, Inc. ("AmNet"), which is American Residential's wholly-owned taxable subsidiary. As such, the tax advantages of being a REIT are not expected to materially benefit American Residential under its new strategic direction. For example, the after-tax earnings of AmNet generally become taxable earnings of American Residential when and if they are distributed to American Residential as dividends. It is anticipated that the after-tax earnings of AmNet will be retained in this subsidiary for the foreseeable future to enable it to build its equity base and consequently obtain additional credit lines to support growth objectives. Earnings from AmNet will be re-invested in branch expansion in order to continue to grow the production levels which, it is anticipated, will in turn increase revenues and profits.

Consequences of Termination of REIT Status

        If American Residential terminates its REIT status, any distributions to stockholders will not be deductible for purposes of computing American Residential's taxable income and American Residential will be subject to income tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates, without offset for distributions of such income to stockholders. However, based on (a) American Residential's current tax loss carry-forwards, (b) an expected continuing decline in income from its mortgage asset portfolio investments, and (c) necessary retention of earnings generated by its mortgage banking subsidiary, AmNet, to fund its growth, American Residential would not expect to generate taxable earnings at the REIT level or make dividend distributions to its stockholders in 2002 or 2003.

        Although American Residential was required to distribute at least 90% of its net taxable income annually in order to maintain REIT qualification, no such minimum distribution requirements will apply to American Residential beginning on the effective date of its termination as a REIT, and the annual dividends paid on shares of American Residential common stock likely will be suspended in favor of building the Company's book equity base to support future growth. American Residential's distributions per share of common stock were $0 in 2001, $0.80 in 2000 and $1.02 in 1999. American Residential generally will be prohibited from re-electing REIT status for five years, and, in any event, there can be no assurance that American Residential will be in a position to re-qualify as a REIT at a future date.

        With the termination of American Residential's REIT status, investments in American Residential capital stock will be taxed under the general rules applicable to investments in stock of C corporations. For example, none of the dividends from American Residential will be eligible for the favorable treatment accorded capital gain dividends by REITs. Additionally, American Residential could pay up to 35% of its taxable income in federal taxes and also pay applicable state taxes. On the other hand, distributions to corporations may be eligible for the dividends received deduction, subject to certain limitations in the Code, whereas distributions from REITs are not eligible for the dividends received deduction.

        In addition, the termination of American Residential's REIT status will require the Company to meet the original listing standards on the New York Stock Exchange, where the Company's common stock is currently listed, which the Company is unlikely to be able to meet. American Residential intends to list its shares on the American Stock Exchange prior to the termination of its status as a REIT, however, the Company is currently engaged in this process and has not yet been approved for listing on the American Stock Exchange.

        The termination of American Residential's status as a REIT is part of American Residential's strategic decision to improve its earnings and return on equity by deploying all of its available capital into its mortgage banking business. Over the long term, American Residential believes that the benefits from focusing on mortgage banking activities will be greater than the tax-advantaged benefits available to American Residential by remaining in the mortgage asset portfolio investment business.

        American Residential, through its subsidiary AmNet, is continuing to engage in the direct loan origination of mortgage loans. All loans produced are subsequently being sold on a servicing-released basis to large secondary market correspondent investors. American Residential has a warehouse line of credit in place to fund and accumulate loans prior to sale to its correspondent investors. Due to the level of overhead necessary to establish and support the operations of AmNet, the Company expects AmNet to generate operating losses in 2001 and not attain profitability until the third quarter of 2002. Achieving profitability is dependent upon a number of factors, and American Residential believes that monthly mortgage loan origination volume will need to be in the range of $250 to $400 million per month in order to attain profitability at the AmNet level. Furthermore, the profit level will generally be directly proportional to the volume of loan production.

        American Residential's mortgage asset portfolio acquired and securitized under the REIT status of the Company will continue to be managed by employees of American Residential. Net cash generated from monthly activity within each portfolio will continue to be used to fund mortgage banking activities.

Vote Required and Board of Directors' Recommendation

        The affirmative vote of a majority of the shares of outstanding common stock is required for approval of this proposal. Abstentions and "broker non-votes" will be counted as present for purposes of determining if a quorum is present. Abstentions and "broker non-votes" will have the same effect as a "NO" vote.

        The Board of Directors unanimously recommends a vote "FOR" approval of the amendment and restatement of the Articles of Amendment and Restatement of American Residential.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT OF AMENDED AND RESTATED BYLAWS

Background

        In connection with the termination of American Residential's status as a REIT under the Code, the Board unanimously approved amending the Amended and Restated Bylaws of the Company to delete Article II, Section 12 in its entirety. If approved by the American Residential stockholders, this amendment will not take effect unless and until American Residential terminates its status as a REIT.

Purpose and Effect of the Amendment and Restatement

        Article II, Section 12 of the Amended and Restated Bylaws of American Residential provides that the Board has a duty to ensure that the Company's treatment of its assets and investment policies complies with the restrictions applicable to REITs. Because American Residential intends to terminate its status as a REIT, such duty no longer need be imposed on the Board and such restrictions would prevent the Company from pursuing its strategic goal of modifying its business plan to become a mortgage loan originator.

Vote Required and Board of Directors' Recommendation

        The affirmative vote of 66 2/3% of the shares of outstanding common stock is required for approval of this proposal. Abstentions and "broker non-votes" will be counted as present for purposes of determining if a quorum is present. Abstentions and "broker non-votes" will have the same effect as a "NO" vote.

        The Board of Directors unanimously recommends a vote "FOR" approval of the amendment of the Amended and Restated Bylaws.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO 1997 STOCK OPTION PLAN

Background

        The Board and the stockholders approved the adoption of the 1997 Stock Option Plan (the "1997 Plan") in August 1997. The Board subsequently amended the 1997 Plan in October 1997 and April 1998, increasing the 1997 Plan's share reserve and the stockholders approved such amendments in October 1997 and May 1998, respectively.

        As of March 31, 2002, 6,000 shares of American Residential's common stock were reserved for issuance under the 1997 Plan. The Board believes that the availability of an adequate number of shares in the share reserve of the 1997 Plan is an important factor in attracting, motivating and retaining employees, directors and consultants essential to the success of American Residential.

        On April 16, 2002, subject to stockholder approval, the Board increased the share reserve under the 1997 Plan by an additional 700,000 shares to a total of 1,474,800 shares in contemplation of using these shares to grant options over the next few years. In light of historical usage and expected future grants, the Board expects that the increase will be adequate to meet these foreseeable requirements.

        American Residential intends to register the 700,000 share increase on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, as soon as is practicable after receiving stockholder approval.

        The following summary of the 1997 Plan is qualified in its entirety by the specific language of the plan, a copy of which is available to any stockholder upon request.

Summary of the Provisions of the 1997 Plan

        General.    The purpose of the 1997 Plan is to advance the interests of American Residential and its stockholders by providing an incentive to attract, retain and reward American Residential's employees, directors and consultants and by motivating such persons to contribute to American Residential's growth and profitability. The 1997 Plan provides for the grant to employees of incentive stock options within the meaning of Section 422 of the Code, and the grant to employees, directors and consultants of nonstatutory stock options.

        Shares Subject to Option Plan.    Currently, a maximum of 774,800 of the authorized but unissued or reacquired shares of common stock of American Residential may be issued under the 1997 Plan. The Board has amended the 1997 Plan, subject to stockholder approval, to increase the maximum number of shares that may be issued under the 1997 Plan to 1,474,800. If any outstanding option expires, terminates or is canceled, or if shares acquired pursuant to an option are repurchased by American Residential at their original exercise price, the expired or repurchased shares are returned to the 1997 Plan and again become available for grant. However, no more than 1,474,800 shares will be cumulatively available under the 1997 Plan for issuance upon the exercise of stock options. Appropriate adjustments will be made to the maximum number of shares issuable under the 1997 Plan, to the foregoing limit on stock option shares, to the "Grant Limit" described below, and to the number of shares and their exercise price under outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of American Residential.

        To enable American Residential to deduct in full for federal income tax purposes the compensation recognized by certain executive officers in connection with options granted under the 1997 Plan, the plan is designed to qualify such compensation as "performance-based compensation" under Section 162(m) of the Code. To comply with Section 162(m), the 1997 Plan limits the number of shares for which options may be granted to any employee. Under this limitation (the "Grant Limit"), no employee may be granted options for more than 250,000 shares in any fiscal year. The Grant Limit is subject to appropriate adjustment in the event of certain changes in American Residential's capital structure, as previously described.

        Administration.    The 1997 Plan is administered by the Board or a duly appointed committee of the Board, which, in the case of options intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, must be comprised solely of two or more "outside directors" within the meaning of Section 162(m). (For purposes of this discussion, the term "Board" refers to either the Board of Directors or such committee.) Subject to the provisions of the 1997 Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the purchase price and the type of consideration to be paid to American Residential upon the exercise of each option, the time of expiration of each option, and all other terms and conditions of the options. The Board may amend, modify, extend, cancel or renew any option, waive any restrictions or conditions applicable to any option, and accelerate, continue, extend or defer the exercisability or vesting of any option. The 1997 Plan provides, subject to certain limitations, for indemnification by American Residential of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the 1997 Plan. The Board will interpret the 1997 Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the 1997 Plan or any option.

        Eligibility.    Options may be granted under the 1997 Plan to employees, directors and consultants of American Residential or of any present or future parent or subsidiary corporations of American Residential. In addition, options may be granted to prospective service providers in connection with written offers of employment or other service relationship, provided that no shares may be purchased prior to such person's commencement of service. As of March 31, 2002, American Residential had approximately 174 employees, including seven executive officers and eight directors who were eligible under the 1997 Plan. While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options.

        Terms and Conditions of Options.    Each option granted under the 1997 Plan will be evidenced by a written agreement between American Residential and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 1997 Plan. Incentive stock options must have an exercise price at least equal to the fair market value of a share of the common stock on the date of grant, while nonstatutory stock options must have an exercise price equal to at least 85% of such fair market value. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of American Residential or any parent or subsidiary corporation of American Residential (a "Ten Percent Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. As of March 31, 2002, the closing price of American Residential's common stock, as reported on the New York Stock Exchange, was $3.25 per share.

        The 1997 Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option; to the extent legally permitted, by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price or by means of a promissory note for the amount in excess of the par value of the stock purchased if the optionee is an employee; by such other lawful consideration as approved by the Board; or by any combination of these. Nevertheless, the Board may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Board. The maximum term of an option granted under the 1997 Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. An option generally will remain exercisable for one month following the optionee's termination of service. However, if such termination results from the optionee's death or disability, the option generally will remain exercisable for six months. In any event, the option must be exercised no later than its expiration date. Options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

        Change in Control.    The option agreements under the 1997 Plan define a "Change in Control" of American Residential as any of the following events as a result of which the stockholders of American Residential immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of American Residential's voting stock immediately before the event, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting securities of American Residential, its successor or the corporation to which the assets of American Residential were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of American Residential's voting stock; (ii) a merger or consolidation in which American Residential is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of American Residential; or (iv) a liquidation or dissolution of American Residential. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof may, without the consent of any optionee, either assume American Residential's rights and obligations under the outstanding options or substitute substantially equivalent options for such corporation's stock. In addition, the 1997 Plan authorizes the Board to provide in any option agreement for acceleration of the vesting and exercisability of the option upon such circumstances in connection with a Change in Control as the Board determines in its discretion. Options that are not assumed, replaced or exercised prior to the Change in Control will terminate.

        Termination or Amendment.    The 1997 Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the plan have been issued and all restrictions on such shares under the terms of the plan and the agreements evidencing options granted under the plan have lapsed, provided that all incentive stock options must be granted within ten years of the date on which the Board adopted the 1997 Plan. The Board may terminate or amend the 1997 Plan at any time. However, without stockholder approval, the Board may not amend the 1997 Plan to increase the total number of shares of common stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or effect any other change that would require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect an outstanding option unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve an option's status as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

        Option Grants.    Since the inception of the 1997 Plan, (i) Messrs. Robbins, Fuller and Myres, Ms. Berry and Ms. Faulk were granted options to purchase 155,000 shares, 155,000 shares, 35,000 shares, 100,000 shares and 70,000 shares, respectively; (ii) all current executive officers as a group were granted options to purchase an aggregate of 581,000 shares; and (iii) all current employees, including officers who are not executive officers, as a group were granted options to purchase an aggregate of 193,800 shares. Since the inception of the 1997 Plan, no options were granted under the 1997 Plan to any directors who were not executive officers, no options were granted to any associate of any director, executive officer or Board nominee of American Residential, and no person was granted 5% or more of the total amount of options granted under the 1997 Plan during 2001.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide as to the U.S. federal income tax consequences under current law of participation in the 1997 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options.    An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, American Residential will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by American Residential for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is treated as an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to American Residential's right to repurchase them at the original exercise price upon the optionee's termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to American Residential with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. American Residential generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Vote Required and Board of Directors' Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting of stockholders, provided a quorum is present, either in person or by proxy. Abstentions and "broker non-votes" will be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of this vote.

        The Board believes that the proposed amendment of the 1997 Plan is in the best interests of American Residential and its stockholders for the reasons stated above.

        The Board of Directors unanimously recommends a vote "FOR" approval of this proposal to increase the number of shares of common stock reserved for issuance under the 1997 Plan by 700,000 shares, from 774,800 shares to 1,474,800 shares.

PROPOSAL NO. 5

APPROVAL OF AMENDMENT TO 1997 OUTSIDE DIRECTORS STOCK OPTION PLAN

Background

        The Board and the stockholders approved the adoption of the 1997 Outside Directors Stock Option Plan (the "Director Plan") in August 1997.

        As of March 31, 2002, no shares of our common stock remain reserved for issuance under the Director Plan. The Board believes that the availability of an adequate number of shares in the share reserve of the Director Plan is an important factor in attracting, motivating and retaining directors essential to the success of American Residential.

        On April 16, 2002, subject to stockholder approval, the Board increased the share reserve under the Director Plan by 90,000 shares to a total of 210,000 shares in contemplation of using these shares to grant options over the next few years. In light of historical usage and expected future grants, the Board expects that the increase will be adequate to meet these foreseeable requirements.

        American Residential intends to register the 90,000 share increase on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, as soon as is practicable after receiving stockholder approval.

        The following summary of the Director Plan is qualified in its entirety by the specific language of the plan, a copy of which is available to any stockholder upon request.

Summary of the Provisions of the Director Plan

        General.    The Director Plan will continue until terminated by the Board, or until all of the shares reserved under the Director Plan have been issued, whichever occurs first. Options granted under the Director Plan terminate and cease to be exercisable on the date ten years after the date of grant unless earlier terminated pursuant to the terms of the Director Plan or the option agreement.

        Eligibility.    Only non-employee directors of American Residential are eligible to receive options to purchase shares of common stock under the Director Plan. All options granted under the Director Plan are nonstatutory stock options. Upon joining the Board, a new non-employee director is granted an initial option to purchase 7,500 shares. On the date of each annual meeting of stockholders, each non-employee director who has not received an initial grant since the last annual meeting of stockholders, is automatically granted an option to purchase 7,500 shares. However, the Board may also exercise its discretion with respect to the number of shares to be granted under any initial option or under the annual option. As of March 31, 2002, six non-employee directors were eligible to participate in the Director Plan.

        As of March 31, 2002, 120,000 option shares have been granted under the Director Plan, all of which remain unexercised. No options remain available for grant under the Director Plan. The closing market price for American Residential's common stock on March 31, 2002 was $3.25.

        Vesting and Change-in-Control or Capitalization.    The initial option shares are exercisable and vest one-third (33%) on each of the first three anniversaries of the date on which the initial option was granted. The annual options fully vest and become exercisable on the first anniversary of the date on which such annual option was granted. In the event of any merger, reorganization, or sale of substantially all of American Residential's assets, in which there is a change-in-control of American Residential, all Outside Directors' option shares shall be immediately and fully vested. If an Outside Director becomes an employee of American Residential, the shares shall continue to vest on the schedule discussed above during the recipient's employment. Appropriate adjustments are made to any outstanding options in the event of a stock dividend, stock split, or other change in the capital structure of American Residential; however, no adjustments will be made in the number and class of shares subject to future initial option or annual option grants.

        Administration.    The Director Plan is administered by the Board or a committee duly appointed by the Board.

        Amendments.    The Board may at any time amend or terminate the Director Plan, except that stockholder approval is required to increase the number of shares authorized for issuance under the Director Plan, or to expand the class of persons eligible to receive an option grant under the Director Plan. In addition, the rights of a recipient of a grant under the Director Plan prior to any such action by the Board may not be impaired without the recipient's consent.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide as to the federal income tax consequences under current law of options granted pursuant to the Director Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

        Options granted pursuant to the Director Plan are nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income on the excess of the fair market value on the date of exercise over the option exercise price. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as a capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than twelve months. In the event of a same-day sale of the option, the optionee recognizes ordinary income on the difference between the option exercise price and the sale price. No tax deduction is available to American Residential with respect to the grant of the option or the sale of stock acquired upon exercise of the option. American Residential should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of the nonstatutory stock option. Generally, the recipients will be subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended.

        The following table sets forth stock options that will be granted automatically during the current fiscal year, assuming that each of the nominees for election to the Board are elected at the annual meeting and that no other change in the composition of the Board occurs during the fiscal year:

New Plan Benefits

Name and Position	Number of Shares(1)
H. James Brown Director	7,500
Keith Johnson Director	7,500
Ray W. McKewon Director	7,500
Richard T. Pratt Director	7,500
Mark J. Riedy Director	7,500
John C. Rocchio(2) Director	7,500
Non-Executive Director Group (6 persons)	45,000

(1)
Only non-employee directors receive automatic grants under the Director Plan.

(2)
Mr. Rocchio is an officer and director of TCW Asset Management Company and is affiliated with other TCW entities, including TCW/Crescent Mezzanine Partners, L.P., TCW/Crescent Mezzanine Trust, TCW/Crescent Mezzanine Investment Partners, L.P., Crescent/Mach I Partners, L.P. and TCW Shared Opportunity Fund II, L.P. (collectively, the "TCW Entities"). The TCW Entities own approximately 30% of the membership interest in MDC REIT Holdings, LLC ("Holdings"), which is the beneficial owner of 1,600,000 shares of American Residential's common stock. The TCW Entities also own warrants to purchase 666,667 shares, or 34.7% of the common stock of the Manager, the managing member of Holdings (and, until December 20, 2001, American Residential's external REIT manager). The Manager is the managing member of Holdings pursuant to an operating agreement. Accordingly, the Manager may be deemed to have voting control of the shares of American Residential's common stock held by Holdings with respect to ordinary and usual matters. Transactions which could result in the disposition of the shares of American Residential's common stock by Holdings require the approval of the members of Holdings having membership interests which constitute more than 80% of all membership interests. No single member or group of affiliated members of Holdings holds 80% of the membership interests of Holdings. The shares of American Residential's common stock held by Holdings have been pledged as collateral to certain entities affiliated with TCW/Crescent Mezzanine, L.L.C. Mr. Rocchio disclaims any beneficial interest in the shares and warrants described above, and the option to purchase 7,500 shares of American Residential common stock.

Vote Required and Board of Directors' Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting of stockholders, provided a quorum is present, either in person or by proxy. Abstentions and "broker non-votes" will be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of this vote.

        The Board believes that the proposed amendment of the Director Plan is in the best interests of American Residential and its stockholders for the reasons stated above.

        The Board of Directors unanimously recommends a vote "FOR" approval of this proposal to increase the number of shares of common stock reserved for issuance under the Director Plan by 90,000 shares, from 120,000 shares to 210,000 shares.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of April 12, 2002, with respect to the beneficial ownership of American Residential's common stock by (i) all persons known by American Residential to be the beneficial owners of more than 5% of the outstanding common stock of American Residential, (ii) each director and director-nominee of American Residential, (iii) each executive officer of American Residential named in the Summary Compensation Table below, and (iv) all executive officers and directors of American Residential as a group.

	Shares Beneficially Owned(2)
Name and address of Beneficial Owner(1)	Number of Shares	Percentage of Class(3)
MDC REIT Holdings, LLC(4)	1,600,000	20.3%
Howard Amster(5)	687,500	8.7
H. James Brown(6)	30,509	*
Keith Johnson	35,053	*
Ray W. McKewon(6)	30,750	*
Richard T. Pratt(6)	38,300	*
Mark J. Riedy(6)	51,000	*
John M. Robbins(7)	424,653	5.2
John C. Rocchio(8)	0	*
Jay M. Fuller(7)	351,600	4.4
Judith A. Berry(9)	109,980	1.4
Lisa S. Faulk(10).	70,000	*
Randall A. Myres(11)	55,000	*
All Directors and Executive Officers as a group (13 persons)(12)	1,268,845	14.3

*
Represents less than 1% of the outstanding shares of American Residential's common stock.

(1)
Unless otherwise indicated, the address for each person or entity named above is c/o American Residential Investment Trust, Inc., 10421 Wateridge Circle, Suite 250, San Diego, California 92121.

(2)
Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable.

(3)
Calculated on the basis of 7,880,909 shares of common stock outstanding, except that shares of common stock underlying options exercisable within 60 days of April 12, 2002, are deemed to be outstanding pursuant to the rules of the Securities and Exchange Commission for purposes of calculating the beneficial ownership of securities of the holders of such options.

(4)
The address for MDC REIT Holdings, LLC ("Holdings") is 11000 Santa Monica Boulevard, Los Angeles, California 90025. The managing member of Holdings is Home Asset Management Corp. (the "Manager"). Accordingly, the Manager may be deemed to have voting control of the shares of American Residential's common stock held by Holdings with respect to ordinary and usual matters. Transactions which could result in the disposition of the shares of American Residential's common stock by Holdings require the approval of the members of Holdings having membership interests which constitute more than 80% of all membership interests. No single member or group of affiliated members of Holdings holds 80% of the membership interests of Holdings. The shares of American Residential's common stock held by Holdings have been pledged as collateral to certain entities affiliated with TCW/Crescent Mezzanine, L.L.C. See "Certain Relationships and Related Transactions."

(5)
This information is from the Schedule 13D filed on September 17, 1998 by Mr. Amster. Mr. Amster's address is 23811 Chagrin Blvd., #200, Beachwood, OH 44122-5525. Mr. Amster has sole voting power of 607,500 shares and shared voting power of 23,800 shares. Ramat Securities Ltd. owns 80,000 shares and Mr. Amster owns 83% of Ramat Securities. Mr. Amster disclaims beneficial ownership of the following shares which are not included in the Beneficial Ownership table: 4,800 shares held by Tamara F. Gould IRA, Mr. Amster and Tamara Gould are husband and wife; 65,200 shares held by Gould Trading Company, which is 100% owned by Tamara Gould; 3,600 shares held by Amster Ltd. Partnership, of which Mr. Amster is a General Partner; 11,600 shares held by Amster Trading Co. Charitable Remainder Unitrust, of which Mr. Amster has the right to change the trustee; 8,200 shares held by Howard M. Amster Charitable Remainder Unitrust, of which Mr. Amster has the right to change the trustee; and 400 shares held by Pleasant Lake Apt. Ltd. Partnership, of which Mr. Amster is the President.

(6)
Includes 30,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 12, 2002.

(7)
Includes 295,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 12, 2002.

(8)
See Note 4. Mr. Rocchio is an officer and director of TCW Asset Management Company and is affiliated with other TCW entities, including TCW/Crescent Mezzanine Partners, L.P., TCW/Crescent Mezzanine Trust, TCW/Crescent Mezzanine Investment Partners, L.P., Crescent/Mach I Partners, L.P. and TCW Shared Opportunity Fund II, L.P. (collectively, the "TCW Entities"). The TCW Entities own approximately 30% of the membership interest in Holdings, which is the beneficial owner of 1,600,000 shares of American Residential's common stock. The TCW Entities also own warrants to purchase 666,667 shares, or 34.7% of the common stock of the Manager, the managing member of Holdings (and, until December 20, 2001, American Residential's external REIT manager). Mr. Rocchio disclaims any beneficial interest in the 1,600,000 shares of American Residential common stock that are subject to the TCW Entities' security interest.

(9)
Includes 100,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 12, 2002.

(10)
Represents 70,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 12, 2002.

(11)
Includes 35,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 12, 2002.

(12)
See Notes 6-11. Includes 985,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 12, 2002.

EXECUTIVE COMPENSATION AND OTHER MATTERS

        The following table sets forth information concerning the compensation of the Chief Executive Officer of American Residential and each of American Residential's four other most highly compensated executive officers (the "Named Executive Officers"), for services rendered in all capacities to American Residential during the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001.

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary(1)		Bonus(2)			Securities Underlying Options/SARs
John M. Robbins Chief Executive Officer and Chairman of the Board of Directors	2001 2000 1999	$ $ $	395,200 395,200 397,183	$ $ $	0 0 0		0 0 75,000
Jay M. Fuller President and Chief Operating Officer	2001 2000 1999	$ $ $	298,167 297,822 298,201	$ $ $	0 0 0		0 0 75,000
Judith A. Berry Executive Vice President and Chief Financial Officer	2001 2000 1999	$ $ $	225,000 225,461 121,875	$ $ $	0 112,500 166,875	(3) (3)	0 0 100,000
Lisa S. Faulk Senior Vice President, Operations	2001 2000 1999	$ $ $	161,258 160,000 121,250	$ $ $	0 0 64,789	(4)	0 0 20,000
Randall A. Myres Senior Vice President, Chief Information Officer	2001 2000 1999	$ $ $	135,833 125,090 57,292	$ $ $	12,000 0 10,000		0 0 35,000

(1)
All base salary amounts are paid directly by American Residential. Such amounts were previously reimbursed to American Residential by the Manager pursuant to a Management Agreement, however, that Management Agreement was terminated by that certain Termination and Release Agreement. See "Certain Relationships and Related Transactions."

(2)
Bonus amounts are paid directly by American Residential. Such amounts were previously reimbursed to American Residential by the Manager pursuant to a Management Agreement, however, that Management Agreement was terminated by that certain Termination and Release Agreement. See "Certain Relationships and Related Transactions." Bonuses are paid solely at the discretion of the Board of American Residential.

(3)
Ms. Berry received a performance bonus of $112,500 and a signing bonus of $54,375 in 1999 and a performance bonus of $112,500 in 2000.

(4)
Ms. Faulk received a signing bonus of $21,789 and a performance bonus of $43,000 in 1999.

STOCK OPTIONS

        No options to purchase American Residential's common stock were granted during the fiscal year ended December 31, 2001 to the Named Executive Officers and the Named Executive Officers did not exercise any options in fiscal year 2001.

        The following table provides information with respect to unexercised options held as of December 31, 2001, by the Named Executive Officers:

Fiscal Year-End Option/SAR Values(1)

	Number of Securities Underlying Unexercised Options/SARs at December 31, 2001
Name
	Exercisable		Unexercisable
John M. Robbins	295,000	(2)	0
Jay M. Fuller	295,000	(2)	0
Judith A. Berry	100,000		0
Lisa S. Faulk	70,000		0
Randall A. Myres	35,000		0

(1)
The fiscal year-end value of "in-the-money" stock options and SARs granted in tandem with such options represents the difference or a portion of the difference between the exercise price of such options and SARs, respectively, and the fair market value of American Residential's common stock as of December 31, 2001. The fair market value of American Residential's common stock on December 31, 2001 was $2.10 per share, the closing price of the common stock reported on the New York Stock Exchange on such date. None of the options or SARs held by the Named Executive Officers were "in the-money" on December 31, 2001.

(2)
Includes options to purchase shares of common stock and SARs granted in tandem with certain options. The SARs are for 35% of the difference between the fair market value of the common stock at the time the related option is exercised and the exercise price, up to a maximum of $20 per share.

Compensation of Directors

        Each independent director of American Residential will be paid annual compensation of $15,000 with an additional $1,000 paid for attendance at a regularly scheduled Board meeting and $500 for attendance at a special or committee meeting. All directors will be reimbursed for any expenses related to attendance at meetings of the Board or committees of the Board. In addition to cash compensation, each non-employee director of American Residential receives an initial grant of options to purchase 7,500 shares of the common stock of American Residential at the time he begins service as a director. The initial grant is at fair market value and will vest over a three-year period (one-third every twelve months). Thereafter, each non-employee director of American Residential who has served continuously for at least six months as of the date of that year's annual meeting of stockholders, receives an automatic grant of options to purchase 7,500 shares of the common stock of American Residential on the date of such meeting. Such grant is at fair market value and will vest after one year.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        Home Asset Management Corp., a Delaware corporation (the "Manager") entered into Employment and Non-Competition Agreements with Mr. Robbins and Mr. Fuller effective as of February 11, 1997 (the "Employment Agreements"). The Employment Agreements are for a term of five years, commencing on February 11, 1997 and provide for a minimum monthly base salary of not less than $25,000 in the case of Mr. Robbins and $20,833 in the case of Mr. Fuller. The Employment Agreements also provide for one year's salary to be paid upon termination of either of such employees without cause. Bonus payments in 2000 and 2001 were at the discretion of the board of directors of the Manager. Subsequent to 1998, the Employment Agreements provide for payment of a bonus of up to 100% of base salary if certain financial targets and objectives are achieved. The annual base compensation for Mr. Robbins and Mr. Fuller was subsequently increased to $395,200 and $297,822, respectively. American Residential assumed the rights, obligations and liabilities of the Employment Agreements in connection with the termination of that certain Management Agreement pursuant to that certain Termination and Release Agreement. See "Certain Relationships and Related Transactions." The Employment Agreements terminated pursuant to their terms on February 11, 2002, however the Board of American Residential approved a one-year extension of the Employment Agreements on January 30, 2002.

        The Manager also entered into an Employment and Non-Competition Agreement with Ms. Berry effective as of June 14, 1999 (the "CFO Agreement"). The CFO Agreement is for 30 months, commencing on June 14, 1999, and provides for a minimum monthly base salary of not less than $18,750. The CFO Agreement also provides for one year's salary to be paid upon termination of Ms. Berry's employment without cause. A minimum assured bonus payment of $112,500 was paid to Ms. Berry for 2000. Subsequent to 2000, the CFO Agreement provides for a payment of a bonus of up to 100% of base salary if certain financial targets and objectives are achieved. American Residential entered into an agreement with Ms. Berry, whereby all financial obligations of the Manager, related to Ms. Berry's compensation, were guaranteed by American Residential. If the Manager had failed to pay any agreed upon salary or bonus to Ms. Berry, American Residential would have been obligated to make the payments. American Residential assumed the rights, obligations and liabilities of the CFO Agreement in connection with the termination of that certain Management Agreement pursuant to that certain Termination and Release Agreement. See "Certain Relationships and Related Transactions." The CFO Agreement terminated pursuant to its terms on December 14, 2001, however the Board of American Residential approved a one-year extension of the CFO Agreement on January 30, 2002.

        Mr. Robbins and Mr. Fuller each own stock of the Manager. See "Certain Relationships and Related Transactions."

        The Manager also entered into letter agreements with Ms. Faulk and Mr. Myres, which provide for annual base compensation of $125,000 each. The annual base compensation for Ms. Faulk and Mr. Myres was subsequently increased to $185,000 and $150,000, respectively. In addition, the agreements provide for bonus payments after 1998 of up to 75% of Ms. Faulk's and Mr. Myres' base salaries if certain financial targets and objectives are achieved. American Residential assumed the rights, obligations and liabilities of the letter agreements in connection with the termination of that certain Management Agreement pursuant to that certain Termination and Release Agreement. See "Certain Relationships and Related Transactions."

        All options and SARs granted to date pursuant to American Residential's 1997 Stock Incentive Plan and American Residential's 1997 Stock Option Plan contain provisions pursuant to which unvested portions of outstanding options become fully vested upon a change of control in American Residential, as defined under the relevant plan.

        Each of the officers of the Manager has modified his Employment Agreement with the Manager, which allowed each such person to become an employee of American Residential. The Manager previously reimbursed American Residential on a dollar for dollar basis for the actual cost to American Residential of paying the base salaries of such officers, however, such relationship was terminated upon the execution of that certain Termination and Release Agreement. See "Certain Relationships and Related Transactions."

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee in fiscal year 2001 were David E. De Leeuw, Richard T. Pratt and Mark J. Riedy, until Mr. De Leeuw resigned and Mr. Johnson was appointed to fill that vacancy. In addition, Mr. Rocchio was appointed to the Compensation Committee in 2001. None of these members have ever been officers or employees of American Residential or any of its subsidiaries.

Certain Relationships and Related Transactions

        American Residential and the Manager entered into a Management Agreement pursuant to which American Residential paid base Management fees and incentive compensation to the Manager (the "Management Agreement"). In 2001, the Manager accrued approximately $2.3 million in fees pursuant to the Management Agreement. The executive officers and certain directors of American Residential were also executive officers and directors of the Manager, however they resigned in connection with the Termination Agreement (as defined below). In December 2001, the Company completed a transaction with the Manager and the TCW Entities (the "Buy-Out Transaction") whereby the Company paid the Manager $10 million in exchange for terminating the Management Agreement, removing the Company as a party to the Securities Purchase Agreement and certain other concessions pursuant to a Termination and Release Agreement (the "Termination Agreement") and an amendment to the Securities Purchase Agreement (the "Amended Securities Agreement"). The Termination Agreement provided the Manager with the right to designate a nominee to the Board of American Residential and also to the Compensation Committee. The Manager designated John C. Rocchio and the Board elected him to the Board and added him to the Compensation Committee. In addition, American Residential agreed to nominate Mr. Rocchio for re-election at subsequent annual meetings of stockholders, provided that the Manager and the TCW Entities collectively beneficially own at least 800,000 shares of common stock of American Residential. Mr. Rocchio is an officer and director of TCW Asset Management Company and is affiliated with the other TCW Entities. The TCW Entities own approximately 30% of the membership interest in Holdings, which is the beneficial owner of 1,600,000 shares of American Residential's common stock. The TCW Entities also own warrants to purchase 666,667 shares, or 34.7% of the common stock of the Manager, the managing member of Holdings (and, until December 20, 2001, American Residential's external REIT manager). The TCW Entities, American Residential, Holdings and the Manager are parties to a Securities Purchase Agreement dated as of February 11, 1997, and as amended, pursuant to which the TCW Entities purchased and currently hold $25,000,000 aggregate principal amount of the 12% Senior Secured Notes due February 11, 2002 (the "Notes") issued by the Manager and guaranteed by Holdings. Pursuant to the Buy-Out Transaction, the Amended Securities Agreement resulted in American Residential being removed from the Securities Purchase Agreement as a party. Holding's guaranty of the Notes is secured by a pledge of the 1,600,000 shares of American Residential's common stock owned by Holdings. The Manager is in default with respect to the Notes. The TCW Entities have not issued waivers of the Manager's defaults and are currently entitled to foreclose upon their security interest. The TCW Entities, the Manager and Holdings are in discussions with regard to the resolution of the Manager's defaults, which could result in the TCW Entities' acquisition of the American Residential common stock held by Holdings.

        In connection with the Buy-Out Transaction, American Residential entered into a Voting Agreement with the Manager and Holdings whereby the Manager and Holdings agreed to vote the shares of American Residential common stock held by Holdings in favor of any proposal made solely to revoke the Company's status as a REIT or amend the Company's charter and bylaws to remove any restrictions related to the Company's status as a REIT.

        In connection with the Buy-Out Transaction, American Residential entered into a Senior Subordinated Secured Revolving Loan Agreement (the "Loan Agreement") with the TCW Entities. The Loan Agreement allows American Residential to borrow up to $5,000,000 on a revolving basis for one year following the date of the Loan Agreement. Interest is payable at the end of each calendar quarter based on outstanding borrowings. The Loan Agreement also provides that American Residential at its option, can extend the Loan Agreement for two additional, one-year periods.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires American Residential's executive officers, directors and persons who beneficially own more than 10% of American Residential's common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish American Residential with copies of all Section 16(a) forms filed by such person.

        Based solely on American Residential's review of such forms furnished to American Residential and written representations from certain reporting persons, American Residential believes that all filing requirements applicable to American Residential's executive officers, directors and more than 10% stockholders were complied with.

EQUITY COMPENSATION PLAN INFORMATION

        We currently maintain four compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. These consist of the 1997 Stock Incentive Plan, the 1997 Stock Option Plan, the 1997 Outside Directors Option Plan and the 1997 Employee Stock Purchase Plan (the "Purchase Plan"), all of which have been approved by the stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2001:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1,009,100	$11.37	160,900	(1)
Total	1,009,100	$11.37	160,900

(1)
These shares include 20,000 shares that are reserved for issuance under the Purchase Plan.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee is comprised of three non-management directors of the Board. No member of the Committee has been an executive officer or employee of American Residential since American Residential commenced operations on February 11, 1997.

        The Compensation Committee is responsible for reviewing the annual base and incentive compensation for executive officers and setting and administering the policies governing equity compensation of executive officers. Aggregate compensation is intended to be set at a level competitive with the amounts paid to the management of similarly sized companies in similar industries. The Compensation Committee also evaluates the performance of management. A primary goal of the Compensation Committee is to align the compensation of executive officers with the Company's performance and to motivate executive officers to achieve the Company's business objectives.

        Compensation of American Residential's executive officers consists primarily of base salary, bonuses based upon each executive officer's performance and longer term equity incentives. Subsequent to American Residential's initial public offering in October 1997, although American Residential paid the base salaries of the executive officers, it was reimbursed quarterly by the Manager for all costs incurred with respect to such payments. Accordingly, all salary levels for executive officers were determined by the board of directors of the Manager, rather than the Compensation Committee. Annual incentive bonus amounts paid after January 1, 1999 were paid by American Residential and reimbursed quarterly by the Manager, and as such were determined by the Manager's board of directors. In December 2001 pursuant to that certain Termination and Release Agreement, this arrangement was terminated. Base salaries and bonuses are now paid directly by American Residential. The Committee determines the levels of stock option grants to be made to executive officers under the 1997 Stock Option Plan.

Base Salaries

        The Chief Executive Officer's and President's annual base salaries were originally set pursuant to the terms of at-will employment agreements negotiated with investors at the time of American Residential's initial organization in February 1997. Each of the executive officers' base salaries were originally negotiated at the time the executive officer was hired. The Employment Agreements and the CFO Agreement were extended for one year by the Board on January 30, 2002. See "EXECUTIVE COMPENSATION AND OTHER MATTERS—Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

Bonuses

        Bonus payments in 2001 were at the discretion of the Manager. Bonuses in 2002 will be at the discretion of the Board of American Residential.

Equity Compensation

        It is the policy of the Compensation Committee that a significant portion of the annual compensation of each executive officer be contingent upon the performance of American Residential. The Committee also believes that employee equity ownership provides a major incentive to employees in building stockholder value and serves to align the interests of employees with stockholders.

        The Committee compares the stock ownership and options held by each executive officer with equity positions held by executive officers of similarly sized companies in similar industries.

Chief Executive Officer Compensation

        The compensation of the Chief Executive Officer is based upon the same criteria outlined above for the executive officers of American Residential. Mr. Robbins received no bonus payment with respect to 2001.

        This Report is being made over the names of all of the Board members of American Residential because the full Board made the compensation decisions in fiscal year 2001, rather than the Compensation Committee.

THE COMPENSATION COMMITTEE
H. James Brown Jay M. Fuller Keith Johnson Ray W. McKewon Richard T. Pratt Mark J. Riedy John M. Robbins John C. Rocchio

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. KPMG LLP, the Company's independent accountants for the fiscal year ended December 31, 2001, was responsible for expressing an opinion as to the conformity of the Company's audited financial statements with generally accepted accounting principles.

        The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board on June 14, 2000, as amended March 27, 2001. The Audit Committee consists of three directors each of whom, in the judgment of the Board, qualifies as an "independent" Director under the current listing standards of The New York Stock Exchange. During the fiscal year ended December 31, 2001, the Audit Committee held four meetings.

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with KPMG LLP their independence from the Company.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

AUDIT COMMITTEE

H. James Brown Ray W. McKewon Richard T. Pratt

PRINCIPAL ACCOUNTING FIRM FEES

        The following table sets forth the aggregate fees billed to American Residential for the fiscal year ended December 31, 2001 by American Residential's principal accounting firm for the fiscal year ended December 31, 2001, KPMG LLP.

Audit Fees	$107,400	(1)
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$48,000	(2)

Total Fees	$155,400

(1)
Includes fees for professional services rendered for the audit of American Residential's annual financial statements for fiscal year 2001 and for reviews of the financial statements included in American Residential's quarterly reports on Form 10-Q for the first three quarters of fiscal year 2001.

(2)
Includes fees for (i) Audit Related Fees for AmNet ($14,500), (ii) Tax Service Fees ($25,000), and (iii) Consulting Fees ($8,500).

        The Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining KPMG LLP's independence as the Company's auditors. A representative of KPMG LLP is not expected to be present at the annual meeting.

        On April 15, 2002, American Residential dismissed KPMG LLP, its independent auditors. During American Residential's two most recent fiscal years and the subsequent interim periods up to the date of termination, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter in their report. KPMG LLP's report on American Residential's financial statements for each period for which KPMG LLP performed an audit of American Residential's financial statements contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee of the Board. American Residential has requested KPMG LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated April 24, 2002, is filed as Exhibit 16.1 to the Form 8-K/A filed April 24, 2002.

        On April 15, 2002, American Residential engaged PricewaterhouseCoopers LLP to act as its independent auditors to audit American Residential's consolidated financial statements. American Residential did not consult with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on American Residential's financial statements during American Residential's two most recent fiscal years or during the subsequent interim periods.

COMPARISON OF STOCKHOLDER RETURN

        Set forth below is a line graph comparing changes in the cumulative total return on American Residential's common stock, a broad market index (the "S&P-500 Index") and a peer group industry index ("Peer Group Index") for the period commencing on October 28, 1997, the date the common stock commenced trading on the New York Stock Exchange, and ending on December 31, 2001.

Comparison of Cumulative Total Return From October 28, 1997 through December 31, 2001 (1)

American Residential Investment Trust, Inc., Peer Group Index(2), S&P 500 Index

	10/28/97	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01
American Residential	100.00	79.17	36.67	47.77	16.00	15.36
Peer Group Index	100.00	90.52	43.77	40.63	41.23	95.25
S&P 500 Index	100.00	105.27	133.34	159.38	143.22	124.90

(1)
Assumes that $100.00 was invested on October 28, 1997 in American Residential's common stock at a price per share equal to $15.00 and each index and that all dividends were reinvested. Dividends have been declared on American Residential's common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

(2)
The self determined Peer Group Index is comprised of the following companies: NovaStar Financial, Inc.; Impac Mortgage Holdings, Inc.; Annaly Mortgage Management, Inc.; Redwood Trust, Inc.; Dynex Capital, Inc.; Capstead Mortgage Corp.; and Thornburg Mortgage, Inc. These are publicly traded companies that are predominantly in the residential mortgage REIT business. Prior to January 1, 2000 the peer group included IndyMac Bancorp, Inc. (formerly IndyMac Mortgage Holdings, Inc.). Effective January 1, 2000 IndyMac Bancorp, Inc. relinquished its REIT status and has subsequently been removed from the peer group index for the fiscal years ended December 31, 2000 and 2001.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        American Residential has an advanced notice provision in its bylaws for stockholder business to be presented at meetings of stockholders. This provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice in writing to American Residential's Secretary. In order to be timely, a stockholder proposal for next year's Annual Meeting of Stockholders must be received at American Residential's offices at 10421 Wateridge Circle, Suite 250, San Diego, California 92121 between April 20 and May 20, 2003. Any proposals received before April 20, 2003 or after May 30, 2003 will be considered untimely and will not be presented at the meeting. If presented at the meeting, the persons named in the proxy for such meeting may exercise their discretionary power with respect to such proposals.

        Stockholder proposals to be included in American Residential's Proxy Statement for next year's Annual Meeting of Stockholders must be received by American Residential by February 17, 2003, and satisfy the conditions established by the Securities and Exchange Commission, specifically, Rule 14a-8 of the Exchange Act.

TRANSACTION OF OTHER BUSINESS

        In accordance with its bylaws, American Residential will bring before the meeting only business that has been referred to in the Notice of Meeting and this Proxy Statement. American Residential has received correspondence from MacKenzie Patterson, Inc. as a manager of certain investment funds ("MPI"), which claims to manage a group of investment funds which collectively, according to MPI, are the beneficial owners of 331,200 shares of common stock of American Residential. In this correspondence, MPI stated that it intends to present at the Annual Meeting a non-binding stockholder resolution requesting redemption of the rights issued under American Residential's shareholder rights plan (the "Rights Plan"). In the same communication, MPI also stated its intention to present a proposal to amend American Residential's bylaws to prohibit any director from being nominated for re-election if that director did not vote to redeem the Rights Plan in the event that the non-binding resolution was adopted by the stockholders. The correspondence from MPI indicated that it was presenting these two proposals as a first step in making the Company explore its strategic alternatives, including the alternative of liquidation. At the date of this Proxy Statement, MPI has indicated it intends to solicit proxies from stockholders to vote for these proposals. MPI is not related in any way to MacKenzie Partners, Inc., our proxy solicitor.

        The Board has considered several strategic alternatives for the Company. After considerable evaluation and analysis, the Board concluded that it was in the best long term interests of the stockholders to discontinue operation of the Company as a REIT and to focus the Company's efforts on pursuing the mortgage loan origination business. Please see the discussion included in Proposal No. 1 for further information on this topic. The Board has also received a reasoned opinion from Maryland counsel indicating that MPI's proposal to amend the Company's bylaws is not a proper proposal for stockholder action under Maryland law. Accordingly, the Board is not asking for your proxy to vote on MPI's proposals at this time. If the proposal to amend the Company's bylaws is brought before the Annual Meeting, the Board reserves its right to take any and all actions which it believes are appropriate and in the best interests of the Company and the stockholders. If permitted by the federal securities laws, the Board intends to exercise discretionary authority as to any proposals properly brought before the meeting.

By Order of the Board of Directors

JOHN M. ROBBINS Chief Executive Officer Chairman of the Board
June 12, 2002

AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.
1997 STOCK OPTION PLAN
AS AMENDED

1.    Establishment, Purpose and Term of Plan.

        1.1    Establishment.    The American Residential Investment Trust, Inc. 1997 Stock Option Plan (the "Plan") is hereby established effective as of August 6, 1997.

        1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

        1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.    Definitions and Construction.

        2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)  "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

          (b)  "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (c)  "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (d)  "Company" means American Residential Investment Trust, Inc., a Maryland corporation, or any successor corporation thereto.

          (e)  "Consultant" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

          (f)    "Director" means a member of the Board or of the board of directors of any other Participating Company.

          (g)  "Disability" means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Participating Company group because of the sickness or injury of the Optionee.

          (h)  "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of

1

  Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

          (i)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (j)    "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

            (i)    If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the New York Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

            (ii)  If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (k)  "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (l)    "Insider" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (m)  "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

          (n)  "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          (o)  "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

          (p)  "Optionee" means a person who has been granted one or more Options.

          (q)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (r)  "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

          (s)  "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

          (t)    "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (u)  "Section 162(m)" means Section 162(m) of the Code.

          (v)  "Securities Act" means the Securities Act of 1933, as amended.

2

          (w)  "Service" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

          (x)  "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

          (y)  "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (z)  "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.    Administration.

        3.1    Administration by the Board.    The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

        3.2    Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.3    Committee Complying with Section 162(m).    If a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise

3

exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

        3.4    Powers of the Board.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

          (a)  to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

          (b)  to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

          (c)  to determine the Fair Market Value of shares of Stock or other property;

          (d)  to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

          (e)  to approve one or more forms of Option Agreement;

          (f)    to amend, modify, extend, cancel, renew, reprice or otherwise adjust the exercise price of, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

          (g)  to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

          (h)  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

          (i)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

4.    Shares Subject to Plan.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be One Million Four Hundred Seventy-Four Thousand Eight Hundred (1,474,800). If any outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

        4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital

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structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, in the Section 162(m) Grant Limit set forth in Section 5.4 and to any outstanding Options and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.    Eligibility and Option Limitations.

        5.1    Persons Eligible for Options.    Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

        5.2    Option Grant Restrictions.    Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

        5.3    Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

        5.4    Section 162(m) Grant Limit.    Subject to adjustment as provided in Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than two hundred fifty thousand (250,000) shares (the "Section 162(m) Grant Limit").

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6.    Terms and Conditions of Options.

        Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1    Exercise Price.    The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

        6.2    Exercise Period.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company, and (d) with the exception of an Option granted to an officer, Director or Consultant, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Optionee's continued Service. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

        6.3    Payment of Exercise Price.

          (a)  Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by the Optionee's promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

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          (b)  Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

          (c)  Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

          (d)  Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

        6.4    Tax Withholding.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

        6.5    Repurchase Rights.    Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its sole discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

        6.6    Effect of Termination of Service.

          (a)  Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee's termination of Service as follows:

            (i)    Disability. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the

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    expiration of six (6) months (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

            (ii)  Death. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within one (1) month after the Optionee's termination of Service.

            (iii)  Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within one (1) month (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

          (b)  Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until one (1) month after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          (c)  Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

7.    Standard Forms of Option Agreement.

        7.1    Incentive Stock Options.    Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

        7.2    Nonstatutory Stock Options.    Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

        7.3    Authority to Vary Terms.    The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement shall be in accordance with the terms of the Plan.

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8.    Change in Control.

         8.1    Definitions.

          (a)  An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:

            (i)    the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

            (ii)  a merger or consolidation in which the Company is a party;

            (iii)  the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

            (iv)  a liquidation or dissolution of the Company.

          (b)  A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

        8.2    Effect of Change in Control on Options.    In the event of a Change in Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section 8.2, an Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is

9

held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

9.    Provision of Information.

        At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

10.  Nontransferability of Options.

        During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

11.  Compliance with Securities Law.

        The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

12.  Indemnification.

        In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of

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such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

13.  Termination or Amendment of Plan.

        The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

14.  Stockholder Approval.

        The Plan or any increase in the maximum number of shares of Stock issuable thereunder as provided in Section 4.1 (the "Maximum Shares") shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to stockholder approval of the Plan or in excess of the Maximum Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Maximum Shares, as the case may be.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing is the American Residential Investment Trust, Inc. 1997 Stock Option Plan as duly adopted by the Board on August 6, 1997 and amended by the Board on April 7, 1998.

Secretary

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PLAN HISTORY

August 6, 1997	Board adopts Plan, with an initial reserve of 443,500 shares.
August 6, 1997	Stockholders approve Plan, with an initial reserve of 443,500 shares.
October 3, 1997	Board amends Plan to increase share reserve to 593,000 shares.
October 3, 1997	Stockholders approve share reserve increase to 593,000 shares.
October 1997	Board approves 1 for .8 reverse stock split that reduces the share reserve to 474,800 shares.
October 1997	Stockholders approve 1 for .8 reverse stock split that reduces the share reserve to 474,800 shares.
April 7, 1998	Board amends Plan to increase share reserve to 774,800 shares and to establish the Grant Limit.
May 22, 1998	Stockholders approve share reserve increase to 774,800 shares and establishment of the Grant Limit.
April 16, 2002	Board approves amendment of Plan to increase share reserve to 1,474,800 shares.

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AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.

1997 OUTSIDE DIRECTORS STOCK OPTION PLAN

AS AMENDED

1.    Establishment, Purpose and Term of Plan.

        1.1    Establishment.    The American Residential Investment Trust, Inc. 1997 Outside Directors Stock Option Plan (the "Plan") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "Effective Date").

        1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain highly qualified persons to serve as Outside Directors of the Company and by creating additional incentive for Outside Directors to promote the growth and profitability of the Participating Company Group.

        1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

2.    Definitions and Construction.

        2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)  "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

          (b)  "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (c)  "Committee" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (d)  "Company" means American Residential Investment Trust, Inc., a Maryland corporation, or any successor corporation thereto.

          (e)  "Consultant" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

          (f)    "Director" means a member of the Board or the board of directors of any other Participating Company.

          (g)  "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

          (h)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (i)    "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole

1

  discretion, if such determination is expressly allocated to the Company herein, subject to the following:

            (i)    If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the New York Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

            (ii)  If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (j)    "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.

          (k)  "Optionee" means a person who has been granted one or more Options.

          (l)    "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

          (m)  "Outside Director" means a Director of the Company who is not an Employee of the Company or a representative of McCown De Leeuw & Co.

          (n)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (o)  "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

          (p)  "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

          (q)  "Service" means the Optionee's service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

          (r)  "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

          (s)  "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.

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3.    Administration.

        The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

4.    Shares Subject to Plan.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Two Hundred Ten Thousand (210,000) and shall consist of authorized but unissued shares or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

        4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the "Initial Option" and "Annual Option" (as defined in Section 6.1), and to any outstanding Options, and in the exercise price of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an "Ownership Change Event" as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

5.    Eligibility and Type of Options.

        5.1    Persons Eligible for Options.    An Option shall be granted only to a person who, at the time of grant, is an Outside Director.

        5.2    Options Authorized.    Options shall be nonstatutory stock options; that is, options which are not treated as incentive stock options within the meaning of Section 422(b) of the Code.

6.    Terms and Conditions of Options.

        Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may

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incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1    Automatic Grant of Options.    Subject to execution by an Outside Director of the appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

          (a)  Initial Option. Each person who (i) is an Outside Director on the Effective Date, or (ii) first becomes an Outside Director on or after the Effective Date shall be granted an Option to purchase Seven Thousand Five Hundred (7,500) shares of Stock on the Effective Date or the date he or she first becomes an Outside Director, respectively (an "Initial Option"). Notwithstanding anything herein to the contrary, an Initial Option shall not be granted to a Director of the Company who previously did not qualify as an Outside Director but subsequently becomes an Outside Director as a result of the termination of his or her status as an Employee.

          (b)  Annual Option. Each Outside Director (including any Director who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted on the date of each annual meeting of the stockholders of the Company which occurs after the Effective Date (an "Annual Meeting") following which such person remains an Outside Director an Option to purchase Seven Thousand Five Hundred (7,500) shares of Stock (an "Annual Option"). Notwithstanding the foregoing, an Outside Director who has not served continuously as a Director of the Company for at least six (6) months as of the date of such Annual Meeting shall not receive an Annual Option on such date.

          (c)  Right to Decline Option. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

        6.2    Exercise Price.    The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

        6.3    Exercise Period.    Each Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

        6.4    Right to Exercise Options.

          (a)  Initial Options. Except as otherwise provided in the Plan or in the Option Agreement and provided the Optionee's Service has not terminated prior to the relevant date, each Initial Option shall become vested and exercisable cumulatively for one-third (1/3) of the shares of Stock initially subject to the Option on each of the first three (3) anniversaries of the date on which the Initial Option was granted.

          (b)  Annual Options. Except as otherwise provided in the Plan or in the Option Agreement and provided the Optionee's Service has not terminated prior to the relevant date, each Annual Option shall become fully vested and exercisable on the first anniversary of the date on which the Annual Option was granted.

        6.5    Payment of Exercise Price.

          (a)  Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be

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  made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), or (iv) by any combination thereof.

          (b)  Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

          (c)  Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

        6.6    Tax Withholding.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied.

7.    Standard Form of Option Agreement.

        7.1    General.    Each Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

        7.2    Authority to Vary Terms.    Subject to the limitations set forth in Section 3.2, the Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8.    Change in Control.

        8.1    Definitions.

          (a)  An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:

            (i)    the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

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            (ii)  a merger or consolidation in which the Company is a party;

            (iii)  the sale, exchange, or change in all or substantially all of the assets of the Company; or

            (iv)  a liquidation or dissolution of the Company.

          (b)  A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

        8.2    Effect of Change in Control on Options.    In the event of a Change in Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section 8.2, an Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

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9.    Nontransferability of Options.

        During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

10.  Indemnification.

        In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

11.  Termination or Amendment of Plan.

        The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing American Residential Investment Trust, Inc. 1997 Outside Directors Stock Option Plan was duly adopted by the Board on August 6, 1997.

Secretary

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PLAN HISTORY

August 6, 1997	Board adopts Plan, with an initial reserve of 75,000 shares.
August 6, 1997	Stockholders approve Plan, with an initial reserve of 75,000 shares.
October 1997	Board approves 1 for .8 reverse stock split that reduces the share reserve to 60,000 shares.
October 1997	Stockholders approve 1 for .8 reverse stock split that reduces the share reserve to 60,000 shares.
May 2000	Board approves amendment to Plan, to increase share reserve to 120,000 shares.
May 24, 2000	Stockholders approve amendment to Plan, to increase share reserve to 120,000 shares.
April 16, 2002	Board approves amendment to Plan, to increase share reserve to 210,000 shares.

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AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.

Proxy for the Annual Meeting of Stockholders

To be held on July 19, 2002

Solicited by the Board of Directors

        The undersigned hereby appoints John M. Robbins and Jay M. Fuller, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in American Residential Investment Trust, Inc., a Maryland corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the San Diego Marriott Hotel, La Jolla, California on July 19, 2002, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated June    , 2002 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting, or any adjournments or postponements thereof.

        THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 5.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                    SEE REVERSE
                                    SIDE

☐	Please mark votes as in this example

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

  A vote FOR the following proposals is recommended by the Board of Directors:

1.
To elect the following two (2) persons as Class II directors to hold office for a three-year term and until their respective successors are elected and qualified:

[ ]	FOR all nominees listed below (except as marked to the contrary below.)	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below.

        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

Keith Johnson
Richard T. Pratt

2.
To approve the amendment and restatement of American Residential's Articles of Amendment and Restatement in preparation for the termination of American Residential's status as a REIT, including the deletion of Article X thereof. Article X contains certain restrictions on the acquisition and transfer of shares of American Residential common stock designed to preserve American Residential's status as a REIT. Article X also prohibits the holding of American Residential capital stock by entities that could result in the imposition of a penalty tax on American Residential or endanger the tax status of real estate mortgage investment conduits or taxable mortgage pools in which American Residential has an interest.

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.
To approve the amendment of American Residential's Amended and Restated Bylaws in preparation for the termination of American Residential's status as a REIT, to delete Article II, Section 12 thereof. Article II, Section 12 provides that the Board of Directors of American Residential has a duty to ensure that American Residential's treatment of its assets and investment policies complies with the restrictions applicable to real estate investment trusts.

☐	FOR	☐	AGAINST	☐	ABSTAIN
4.
To ratify an increase in the maximum aggregate number of shares that may be issued under American Residential's 1997 Stock Option Plan from 774,800 to 1,474,800.

☐	FOR	☐	AGAINST	☐	ABSTAIN
5.
To ratify an increase in the maximum aggregate number of shares that may be issued under American Residential's 1997 Outside Directors Stock Option Plan from 120,000 to 210,000.

☐	FOR	☐	AGAINST	☐	ABSTAIN

6.
To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign here. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.	Signature: Signature:	Date: Date:

QuickLinks

AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 19, 2002
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT AND RESTATEMENT OF ARTICLES OF AMENDMENT AND RESTATEMENT
PROPOSAL NO. 3 APPROVAL OF AMENDMENT OF AMENDED AND RESTATED BYLAWS
PROPOSAL NO. 4 APPROVAL OF AMENDMENT TO 1997 STOCK OPTION PLAN
PROPOSAL NO. 5 APPROVAL OF AMENDMENT TO 1997 OUTSIDE DIRECTORS STOCK OPTION PLAN
New Plan Benefits
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
STOCK OPTIONS
Fiscal Year-End Option/SAR Values (1)
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL ACCOUNTING FIRM FEES
COMPARISON OF STOCKHOLDER RETURN
Comparison of Cumulative Total Return From October 28, 1997 through December 31, 2001 (1)
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
AMERICAN RESIDENTIAL INVESTMENT TRUST, INC. 1997 STOCK OPTION PLAN AS AMENDED
PLAN HISTORY
AMERICAN RESIDENTIAL INVESTMENT TRUST, INC. 1997 OUTSIDE DIRECTORS STOCK OPTION PLAN AS AMENDED
PLAN HISTORY
AMERICAN RESIDENTIAL INVESTMENT TRUST, INC. Proxy for the Annual Meeting of Stockholders To be held on July 19, 2002 Solicited by the Board of Directors